Exhibit 99.2

KAYNEBDC.COM KAYNE ANDERSON BDC, INC. EARNINGS PRESENTATION Second Quarter 2026

2 Disclaimer and Forward - Looking Statement This presentation may contain “forward - looking statements” that involve substantial risks and uncertainties . Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon . These forward - looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Kayne Anderson BDC, Inc . (“KBDC”), its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions . Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward - looking statements . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond KBDC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements including, without limitation, the risks, uncertainties and other factors identified in KBDC’s filings with the SEC . All forward - looking statements speak only as of the date of this presentation . KBDC does not undertake any obligation to update or revise any forward - looking statements or any other information contained herein, except as required by applicable law .

EXECUTIVE SUMMARY

Executive Summary

Quarterly Highlights

Financial Results	» Net investment income per share: $0.42 » Net asset value per share: $16.00 » Annualized ROE: 10.5% on net investment income » 2Q'26 dividend per share: $0.40 regular » Annualized regular dividend yield of ~10.0%[(1)]
Portfolio	» Total fair value was approximately $2.3 billion invested in 104 companies » Insignificant software exposure consistent with value lending strategy » Weighted average yield at amortized cost of debt investments was 10.3% excluding non-income producing investments and 9.8% including non-income producing investments[(2)] » 93% first-lien portfolio » Weighted average and median EBITDA of borrowers of $53.7 million[(3)(4)] and $35.4 million[(3)(4)], respectively » Average position size of 1.0% with 10 largest positions representing 19.3% of the debt portfolio » 2.7% of total debt investments (fair value) and 4.5% (amortized cost) were on non-accrual
Balance Sheet & Liquidity	» Outstanding debt balance was $1,238 million; quarter-end debt-to-equity ratio was 1.17x » Total liquidity of $476.7 million, including cash and cash equivalents of $39.7 million and undrawn committed debt capacity of $437.0 million » $100 million Share Repurchase Plan: Repurchased 265,361 shares / $3.8 million for the three months ended June 30, 2026
Recent Events	» Declared 3Q'26 regular distribution of $0.40 per share on August 5, 2026

[1]Annualized dividend yield is calculated by dividing the declared dividend per share by the net asset value per share at the end of the quarter and annualizing such amount over four quarterly periods. There can be no assurance that the same dividend yield will be achieved.
[2]Actual yields earned over the life of investments could be materially different from the yields presented herein.
[3]Excludes opportunistic investments. As of June 30, 2026, KBDC held $170 million (fair market value) of opportunistic investments, representing ~8% of total fair market value of investments. Opportunistic investments include BC CS 2, L.P. (Cuisine Solutions, Inc.), SGCP Partners, Inc. (SG Credit), M2S Group Intermediate Holdings, Inc. and Texas Coffee Holdco.
[4]Excludes investments on watchlist representing ~5% of total market fair value.

KAYNE ANDERSON
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Executive Summary
At-a-Glance

- Scaled, differentiated BDC via focus on core middle market ($10-$75+ million of EBITDA)
- Target market and credit selection process facilitates: (i) conservative structures (first lien, lower leverage) in (ii) private equity-backed businesses with (iii) financial maintenance covenants generating (iv) attractive yields

KBDC OVERVIEW (JUNE 30, 2026)

$2.3bn *Portfolio Fair Value ($2.6bn commitments)* ***(Q1: $2.2bn FV / $2.5bn commitments)***	**~93%** *First Lien Senior Secured[1]* ***(Q1: ~93%)***	**104** *Portfolio Companies* ***(Q1: 105)***	**100%** *Financial Maint. Covenants[2,3]* ***(Q1: 100%)***	**2.7%** *FV Debt on Non-Accrual* ***(Q1: 2.5%)***
98% *PE Sponsored Companies[2]* ***(Q1: 99%)***	**~10.2%** *Wtd. Avg. Portfolio Yield[4]* ***(Q1: ~10.1%)***	**4.5x** *Wtd. Avg. Net Leverage[2,3]* ***(Q1: 4.4x)***	**2.4x** *Wtd. Avg. Interest Coverage[2,3]* ***(Q1: 2.4x)***	**10.5%** *NII Yield[5]* ***(Q1: 10.6%)***

[1]Includes the last out position of Regiment.
[2]Excludes opportunistic investments. As of June 30, 2026, KBDC held $170 million (fair market value) of opportunistic investments, representing ~8% of total fair market value of investments. Opportunistic investments include BC CS 2, L.P. (Cuisine Solutions, Inc.), SGCP Partners, Inc. (SG Credit), M2S Group Intermediate Holdings, Inc. and Texas Coffee Holdco.
[3]Excludes investments on watchlist.
[4]Weighted average yield is calculated on fair value of debt investments excluding non-income producing investments.
[5]NII yield is calculated by dividing annualized 2Q NII per share by NAV per share at June 30, 2026.

KAYNE ANDERSON | CONFIDENTIAL 5

6 Executive Summary Key Financial Highlights 1 Yield on an annualized basis. ($000 except per share data) Jun 30 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Net Investment Income $0.42 $0.43 $0.44 $0.43 $0.40 Net Realized and Unrealized Gains (Losses) ($0.26) ($0.17) ($0.12) ($0.08) ($0.05) Net Income (loss) $0.16 $0.26 $0.32 $0.35 $0.35 Net Asset Value $16.00 $16.23 $16.32 $16.34 $16.37 Annualized ROE (on Net Investment Income) 10.5% 10.6% 10.8% 10.5% 9.8% Annualized ROE (on Net Income) 4.0% 6.4% 7.8% 8.6% 8.6% Regular Distributions $0.40 $0.40 $0.40 $0.40 $0.40 Supplemental Distributions - - - - - Special Distributions - - - - $0.10 Total Distributions $0.40 $0.40 $0.40 $0.40 $0.50 Regular Distribution Yield (1) 10.0% 9.9% 9.8% 9.8% 9.8% Supplemental Distribution Yield (1) - - - - - Special Distribution Yield (1) - - - - 2.4% Total Distribution Yield 10.0% 9.9% 9.8% 9.8% 12.2% Total Debt $1,238,000 $1,138,000 $1,130,000 $1,153,000 $1,054,000 Net Assets $1,059,652 $1,079,192 $1,109,931 $1,140,096 $1,157,331 Debt-to-Equity at Quarter End 1.17x 1.05x 1.02x 1.01x 0.91x As of Date and for the Three Months Ended

PORTFOLIO OVERVIEW

Portfolio Overview
Key Statistics

KEY PORTFOLIO STATISTICS ($ IN MILLIONS)

	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025
Portfolio Highlights					
Funded Investments at Fair Value	$2,267	$2,194	$2,198	$2,256	$2,175
Average Position Size at Fair Value ($)	$21.8	$20.9	$20.5	$20.9	$19.1
Average Position Size at Fair Value (%)	1.0%	1.0%	0.9%	0.9%	0.9%
Portfolio Composition (at fair value)					
First Lien	93%	93%	93%	94%	98%
Second Lien	-	-	-	-	-
Subordinated[(1)]	5%	5%	5%	4%	1%
Equity	2%	2%	2%	2%	1%
Loans by Interest Rate Type					
% Floating Rate Debt Investments	95.3%	95.1%	95.7%	96.0%	100.0%
% Fixed Rate Debt Investments	4.7%	4.9%	4.3%	4.0%	0.0%
Asset Level Yields excluding non-income producing debt investments (at fair value)					
Weighted Average Yield on Debt Investments	10.2%	10.1%	10.3%	10.6%	10.6%
Asset Level Yields including non-income producing debt investments (at fair value)					
Weighted Average Yield on Debt Investments	9.9%	9.9%	10.1%	10.4%	10.4%
Non-accrual Debt Investments (at fair value)					
Non-accrual Investments	$59.1	$53.7	$31.0	$31.0	$34.5
Non-accrual Investments as a % of Debt Investments	2.7%	2.5%	1.4%	1.4%	1.6%

[1] *Includes KBDC's investments in BC CS 2, L.P. (Cuisine Solutions, Inc.) and SGCP Partners, Inc. (SG Credit) which are considered subordinated debt.*

KAYNE ANDERSON
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9 Private Credit, 98% Equity , 2% SG Credit Subordinated Debt 4.7% Keany 1.7% CREO Group 1.7% Handgards 1.7% Vitesse 1.7% Century Box 1.6% M2S 1.6% Improving 1.6% Smyth 1.5% Bishop Lifting 1.5% All Others 80.7% Portfolio Overview Diversity (As of June 30, 2026) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio. 1 Calculated as a percentage of total debt investments at fair value. 2 In some instances, we have disclosed the borrower’s DBA name. 3 Calculated as a percentage of total fair value. BORROWER CONCENTRATION (1)(2) INDUSTRY CONCENTRATION INVESTMENT TYPE (3) (Avg Position: 1 .0%) 104 Borrowers » Diversified industry exposure across the portfolio, with insignificant exposure to software 20.9% 3.6% 4.0% 5.2% 5.3% 6.3% 9.5% 9.9% 10.4% 11.7% 13.2% All Others (16 Total) Chemicals Aerospace & Defense Financial Services Machinery Professional Services Containers and Packaging Food Products Distributors Commercial Services & Supplies Health Care Providers & Services

10 Portfolio Overview Asset Mix GROSS NEW COMMITMENTS ($M) (1) ASSET MIX AT END OF PERIOD (2) » KBDC committed approximately $139 million to new investments in 2Q’26 » Portfolio is 95% floating rate and nearly all first lien senior secured loans » Asset mix at approximately 93% first lien senior secured ROLLING INVESTMENT ACTIVITY ($ IN MILLIONS) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio. 1 Based on principal amount of investments and includes unfunded commitments. 2 Based on fair value of investments. 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 Gross New Investment Commitments(1) $183 $231 $340 $129 $296 $113 $93 $139 Investment Fundings (Private Credit) 184 207 294 129 262 97 99 146 Investment Fundings (Equity) 1 2 1 - 12 2 0 1 Investments Repaid or Sold (Private Credit) (83) (139) (86) (72) (74) (132) (75) (38) Investments Repaid or Sold (BSL) (2) (18) (27) (47) (113) (20) (17) (30) Net Investment Activity $100 $52 $181 $10 $87 ($52) $7 $79 98% 98% 98% 98% 94% 93% 93% 93% 1% 1% 1% 1% 4% 5% 5% 5% 1% 1% 1% 1% 2% 2% 2% 2% 0% 20% 40% 60% 80% 100% 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 First Lien Subordinated Debt Equity $183 $231 $340 $129 $296 $113 $93 $139 $- $100 $200 $300 $400 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26

FINANCIAL HIGHLIGHTS

12 Financial Highlights Net Asset Value NAV PER SHARE BRIDGE » NAV was lower by $0.23 per share, primarily the result of realized and unrealized losses on the portfolio ( - $0.26), partially of fset by net investment income exceeding dividends paid (+$0.02) and accretive share repurchases (+$0.01). $16.23 $0.84 $(0.19) $(0.07) $(0.42) $(0.40) $0.01 $16.00 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 1Q'26 NAV Interest Income Realized Gain (Loss) Unrealized Gain (Loss) Operating Expenses Regular Distribution Share Repurchase 2Q'26 NAV

13 Financial Highlights Dividend History 1 Yields presented above calculated by dividing either (i) dividends or (ii) NII, as applicable by the net asset value per shar e a t the end of the quarter and annualizing such amount over four quarterly periods. 2 All amounts presented on a per share basis utilizing end of period share count. DIVIDEND HISTORY (2) DIVIDEND AND NII YIELD (1) » Prior to 2024 , KBDC did not distinguish between regular and supplemental or special distributions and generally distributed substantially all its income on a quarterly basis ▪ During 2 Q’ 24 , KBDC established a $ 0 . 40 per share regular dividend ▪ KBDC paid three special dividends on 12 / 20 / 24 , 3 / 18 / 25 and 6 / 24 / 25 following pre - IPO share lock - up expirations » As of June 30 , 2026 , KBDC had undistributed net investment income of $ 0 . 26 per share 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 NII Yield 12.5% 11.5% 9.7% 9.8% 10.5% 10.8% 10.6% 10.5% Total Dividend Yield 9.6% 12.0% 12.1% 12.2% 9.8% 9.8% 9.9% 10.0% $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.10 $0.10 $0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 Base Dividend Special Dividend

BALANCE SHEET AND OPERATING RESULTS

15 Balance Sheet Summary ($000 except per share data) Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Assets Portfolio company invest., at fair value $2,266,618 $2,194,304 $2,198,421 $2,255,513 $2,174,640 Cash and cash equivalents 39,703 32,662 43,436 46,125 44,355 Deposits for investments - - 13,015 - - Receivable for sales of investments 10,303 - 7,168 14,150 14,813 Receivable for principal pmts. on invest. 407 722 308 334 615 Interest receivable 24,196 24,420 24,063 21,500 21,329 Prepaid expenses and other assets 531 251 291 346 239 Total Assets $2,341,758 $2,252,359 $2,286,702 $2,337,968 $2,255,991 Liabilities Debt $1,235,099 $1,136,822 $1,129,701 $1,153,000 $1,054,000 Unamortized debt issuance costs (12,990) (14,106) (12,703) (11,736) (11,527) Shares repurchased payable 97 97 496 706 193 Distributions payable 26,490 26,595 27,213 27,927 28,291 Management fee payable 5,561 5,416 5,613 5,583 4,624 Incentive fee payable 1,895 3,111 3,935 4,419 4,452 Accrued expenses and other liabilities 25,954 15,232 22,516 17,973 18,627 Total Liabilities $1,282,106 $1,173,167 $1,176,771 $1,197,872 $1,098,660 Net Assets: Common Shares 66 66 68 70 71 Additional paid-in capital 1,082,851 1,086,618 1,108,001 1,133,350 1,147,270 Total distributable earnings (deficit) (23,265) (7,492) 1,862 6,676 9,990 Total Net Assets $1,059,652 $1,079,192 $1,109,931 $1,140,096 $1,157,331 Total Liabilities and Net Assets $2,341,758 $2,252,359 $2,286,702 $2,337,968 $2,255,991 Net Asset Value Per Common Share $16.00 $16.23 $16.32 $16.34 $16.37 Debt to equity at quarter end 1.17x 1.05x 1.02x 1.01x 0.91x Average debt to equity 1.11x 1.03x 1.03x 0.97x 0.87x

16 Operating Results Summary ($000 except per share data) Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Investment income: Interest and dividend income $53,202 $53,052 $57,325 $59,227 $55,235 Payment-in-kind interest income 2,501 4,273 4,578 2,146 2,063 Total investment income $55,703 $57,325 $61,903 $61,373 $57,298 Expenses: Management fees 5,561 5,416 5,613 5,583 5,412 Incentive fees 1,895 3,111 3,935 4,419 4,452 Interest expense 19,609 18,860 20,645 20,207 18,384 Other general and admin. expenses 1,077 1,053 1,120 1,118 1,129 Excise tax expense (benefit) - (11) 474 - - Total expenses $28,142 $28,429 $31,787 $31,327 $29,377 Management fee waiver - - - - (788) Incentive fee waiver - - - - - Net expenses $28,142 $28,429 $31,787 $31,327 $28,589 Net investment income $27,561 $28,896 $30,116 $30,046 $28,709 Net realized gains (losses) (12,221) (2,247) (613) (22) (10) Net change in unrealized gains (losses) (4,602) (9,021) (7,204) (4,983) (3,471) Income tax (expense) benefit (21) (387) (331) (428) (318) Net increase in net assets resulting from operations $10,717 $17,241 $21,968 $24,613 $24,910 Net investment income per share $0.42 $0.43 $0.44 $0.43 $0.40 Earnings per share $0.16 $0.26 $0.32 $0.35 $0.35 Weighted average shares outstanding 66,347,339 67,144,353 68,482,556 70,430,331 70,901,688 For the Three Months Ended

17 Balance Sheet and Liquidity Financing Profile Note: Commitment and drawn amounts are as of June 30, 2026. 1 Includes amortization of debt issuance and monitoring costs. DEBT FUNDING MIX ($M) BORROWING PER QUARTER ($M) » KBDC has diverse and adequate sources of liquidity to maintain its target debt - to - equity ratio of 1.00x to 1.25x » Debt capital is comprised of the following committed credit facilities and senior unsecured notes outstanding: Commitment Drawn Availability Pricing Maturity Corporate Facility $475.0 $230.0 $245.0 S + 2.10% November 22, 2029 Funding Facility 675.0 540.0 135.0 S + 1.95% February 20, 2031 Funding Facility II 250.0 193.0 57.0 S + 2.25% December 22, 2029 Series A Notes 25.0 25.0 - 8.65% June 30, 2027 Series B Notes 50.0 50.0 - 8.74% June 30, 2028 Series C Notes 40.0 40.0 - S + 2.32% June 30, 2028 Series D Notes 60.0 60.0 - S + 2.37% June 30, 2028 Series E Notes 100.0 100.0 - S + 2.6565% October 15, 2030 Total $1,675.0 $1,238.0 $437.0 $25 $150 $100 $230 $540 $193 2027 2028 2029 2030 2031 Unsecured Notes Corporate Facility Funding Facility Funding Facility II DEBT MATURITY PROFILE ($M) $1,014 $1,110 $1,163 $1,126 $1,190 7.18% 7.12% 6.95% 6.70% 6.52% 5.60% 6.10% 6.60% 7.10% 7.60% $700 $800 $900 $1,000 $1,100 $1,200 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 Average Daily Borrowing Average Interest Rate